UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2015

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80802
(Address of principal executive office)		(Zip Code)
(303) 293-9100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Tender Offer for 5% Convertible Senior Notes Due 2028

On February 19, 2015, Bill Barrett Corporation (the “Company”) issued a press release announcing that holders of its 5% Convertible Senior Notes due 2028 (the “Notes”) have the option to require the Company to purchase on March 20, 2015 all or any part of such holder’s Notes. A copy of the notice from the Company, dated as of February 19, 2015, relating to the purchase of such Notes (the “Company Notice”) is available on the Company’s website, www.billbarrettcorp.com.

The Notes were issued and subsequently guaranteed by certain of the Company’s subsidiaries pursuant to the Indenture dated as of March 12, 2008 between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of March 12, 2008 between the Company and the Trustee, the Second Supplemental Indenture dated as of July 8, 2009 among the Company, the Subsidiary Guarantors named therein and the Trustee and the Third Supplemental Indenture dated as of August 3, 2011 among the Company, the Subsidiary Guarantors named therein and the Trustee.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

All statements in the press release and the Company Notice that are not historical facts may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 19, 2015	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President—General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 19, 2015.